DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Global Value Fund
(“Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R and Institutional Class
Summary Prospectuses dated March 29, 2012

On August 23, 2012, the Board of Trustees of Delaware Group Global & International Funds voted to approve changes related to the Fund’s investment strategy in the number of securities in which the Fund may invest. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the third paragraph in the section entitled, “What are the Fund’s principal investment strategies?”:

In selecting investments for the Fund:

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The portfolio management team searches for undervalued companies that have potential for improvement that is not yet recognized by others in the marketplace.  These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.

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The portfolio management team believes that the potential for exceptional returns can be realized by assembling a global portfolio of fundamentally strong companies that have superior business prospects and that are prices below the portfolio management team’s estimate of intrinsic value.

•
Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team.  Security selection is based on relative value comparisons, applying the portfolio management team’s understanding of industry cycles, global competitors, and company-specific variables.  The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

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The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon.  The portfolio management team constructs a portfolio on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sectors.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 23, 2012.